EXHIBIT 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned President and Executive Officer of the Company, certifies, that to his knowledge:

1)     Wireless Attachments, Inc.'s Form 10-K for the annual period ended March 31, 2013 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2)     The information contained in Wireless Attachments, Inc.’s Form 10-K for the annual period ended March 31, 2012 fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  June 24, 2013

/s/ Steve S. Sinohui Steve S. Sinohui, Chief Executive Officer and Chief Financial Officer